Exhibit 10.1

Amendment to Master OEM Agreement between Hewlett-Packard Company and Stratasys, INC

This Amendment to Master OEM Agreement (this “Agreement”) is entered as of October 1st, 2011 (the “Effective Date”), by and between HEWLETT-PACKARD COMPANY, a US corporation organized under the laws of the State of Delaware, whose principal place of business is 3000 Hanover St., Palo Alto, CA 94304 (“HP”), as negotiated and to be managed by HP’s wide format printing subsidiary, HEWLETT PACKARD ESPAÑOLA, S.L. a Spanish company, with its principal place of business located at Camí de Can Graells, 1-21, 08174 Sant Cugat del Valles, Barcelona, Spain and STRATASYS, INC., a US corporation organized under the laws of the State of Delaware, whose principal place of business is located at 7665 Commerce Way, Eden Prairie, MN 55344, USA (“STRATASYS”).

     HP and STRATASYS have expressly agreed to modify, change and /or amend the terms and Sections here below mentioned:

     RECITALS AND OVERVIEW: The following is added to Recitals and Overview: The Parties acknowledge that the commercial opportunity within the 3D Printing market described in this Agreement requires of a longer learning curve within the Territory established which has implied the redefinition of expectations as reflected in this Amendment. Notwithstanding, both Parties understand that within the restudied scope it is still a valid business proposition.

     1.- Section 3 SCOPE: Clause 3.01 paragraphs 2, 3 and 4 are deleted.

     2.- Section 4 EXCLUSIVE RELATIONSHIP : Last paragraph of Clause 4.01 is hereby deleted.

     3.- Section 19.01 Marketing Authority. Communications will have the below wording:

     Marketing Authority. Communications. HP shall have the sole authority and responsibility to market and resell the Products to the extent it deems appropriate, and in its sole discretion.

     4.- Section 22 TRANSFER PRICE REVIEW will have the following wording:

     22.01. Procedures: ***, the Parties agree to review transfer prices.

     5.- Section 29. New Products Negotiations: Section 29 will read as follows:

     29.01 Proposed Products for the *** Market Segment. ***, the Parties, agree to meet in good faith to negotiate further exclusivity permitting marketing, manufacture and sale of proposed products for the *** Market Segment to HP. Such exclusivity shall be pending on (i) ***; (ii) ***; (iii) ***; (iv) ***; and (v) ***.

/s/ S. Scott Crump	/s/ A. Martinez

*** Confidential treatment previously granted with respect to redacted portions pursuant to Securities Exchange Commission Order Granting Confidential Treatment under the Securities Exchange Act of 1934, dated February 25, 2011. Redacted portions have been filed separately with the Securities and Exchange Commission.

     6.- Section 30.11 is hereby deleted.

     7.-Attachment 6 is deleted.

     8.- Attachment 5 is worded as follows:

“The Territory is Germany, Italy, Spain, France, United Kingdom. It is HP’s intention to start selling in †††, ††† and ††† as of November 1st, 2011”.

     8. -Attachment 10 is deleted.

     9. - Attachment 4 is modified with the following content:

     ***

By and between,

STRATASYS, INC	HELWETT PACKARD COMPANY
In the name of Santiago Morera
/s/ A. Martinez
Asuncion Martinez
“NEW BUSINESS DEVELOPMENT MANAGER”
/s/ S. Scott Crump

Name: Scott Crump	Name: Santiago Morera

CEO	VP & General Manager Designjet LFP

††† Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Redacted portions have been filed separately with the Securities and Exchange Commission.

*** Confidential treatment previously granted with respect to redacted portions pursuant to Securities Exchange Commission Order Granting Confidential Treatment under the Securities Exchange Act of 1934, dated February 25, 2011. Redacted portions have been filed separately with the Securities and Exchange Commission.